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                                                                  EXHIBIT 10.11

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT
                     ---------------------------------------


     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT dated as of December 14, 2004, by and among TA Operating Corporation, a Delaware corporation (the "Company"), TravelCenters of America, Inc., a Delaware corporation ("Holdings"), and Timothy L. Doane (the "Employee").

                  WHEREAS, the Company, Holdings and the Employee are parties to an Employment Agreement dated as of January 1, 2000, which agreement was amended by Amendment No. 1 dated as of May 26, 2000 (the "Employment Agreement"); and

                  WHEREAS, in connection with the promotion of Employee to Chief Executive Officer of the Company and Holdings, the parties desire to amend further the Employment Agreement as hereinafter set forth; and

                  NOW, THEREFORE, in consideration of the parties' mutual desire to modify the Employment Agreement and the mutual covenants herein contained, the parties agree as follows effective January 1, 2005:

                  1. Section 2.1 of the Employment Agreement shall be deleted in its entirety, and the following Section 2.1 shall be substituted therefore:

                  "Subject to Section 5 hereof, during the Term the Employee will serve as the President and Chief Executive Officer of the Company and Holdings, in accordance with the Certificates of Incorporation and By-Laws of the Company and Holdings, respectively, and subject to the direction of, and in accordance with the authority delegated to the Employee by, the Boards of Directors of the Company and Holdings".

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                  2. The Base Salary amount set forth in Section 3.1 of the
Employment Agreement shall be changed to Four Hundred Thousand Dollars
($400,000).

                  3. The remaining terms and provisions of the Employment Agreement shall not be modified hereby and shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Employment Agreement as of the date first above written.

                                    TRAVELCENTERS OF AMERICA, INC.

                                  ("Holdings")

                                    By:     /s/ Edwin P. Kuhn
                                      --------------------------------

                                    Title:  Chairman & CEO
                                         -----------------------------


                                    TA OPERATING CORPORATION

                                   ("Company")

                                    By:     /s/ Edwin P. Kuhn
                                      --------------------------------

                                    Title:  Chairman & CEO
                                         -----------------------------


                                            /s/ Timothy L. Doane
                                         -----------------------------
                                                 Timothy L. Doane
                                                   ("Employee")


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